UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2018
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136

Not Applicable
(Former name or former address, if changed since last report)
_________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition Date for Chief Financial Officer Succession
Anne G. Waleski, the Executive Vice President and Chief Financial Officer of Markel Corporation (the “Company”), informed the Company’s Board of Directors on August 16, 2018 that she will conclude her role as Chief Financial Officer of the Company effective September 5, 2018. Jeremy A. Noble, currently Senior Vice President, Finance, will assume the duties and responsibilities of the Chief Financial Officer and become the Company’s Senior Vice President and Chief Financial Officer on that date. The Company previously announced on November 16, 2017, the plan to transition the Chief Financial Officer duties and responsibilities from Ms. Waleski to Mr. Noble.
Ms. Waleski will continue to serve as an Executive Vice President of the Company, overseeing the Company’s disbursements, billing & collections operations and its community relations and charitable giving initiatives.
Mr. Noble, 42, has been Senior Vice President, Finance, since January 2018. He previously served as the Finance Director for Markel International from June 2015 through June 2018. He joined Markel in 2002 and held various roles in the Company’s Accounting and Finance Department, including Assistant Controller, before becoming the Company’s Managing Director of Internal Audit in 2011, a position he held until 2015. He earned a Bachelor of Science degree in business administration from the University of Richmond. He is a certified public accountant.
Amended and Restarted Form of Executive Employment Agreement
On August 15, 2018, the Compensation Committee of the Company’s Board of Director approved an amended and restated form of executive employment agreement.
Agreements entered using the new form of executive employment agreement will have a specified initial term, and will automatically renew for additional one-year periods unless either party gives 90 days' notice of non-renewal. Under the agreement an executive will:

•	Receive an annual base salary, subject to annual review;

•	Be eligible for an annual cash incentive bonus, subject to performance conditions approved by the Compensation Committee, having a target value equal to a specified percentage of base salary;

•	Be eligible for an annual equity incentive award, subject to the approval of the Compensation Committee, having a target grant date value equal to a specified percentage of base salary; and

•	Be entitled to participate in the employee benefit plans and programs, including annual paid time off, generally available to other similarly situated senior executives of the Company.

The employment agreement requires an executive to preserve the confidentiality of the Company's confidential information, and, during the term of the agreement and for twelve months following the termination of employment, subjects an executive to non-competition and non-solicitation restrictions.

The agreement also provides that:

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Upon the executive’s death or disability, the Company will continue to pay the executive’s base salary for twelve months and all outstanding granted equity awards will become fully vested, with performance equity awards vesting at the target level;

•	If the executive’s employment is terminated by the Company for cause, then the Company's obligations under the agreement will terminate;

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If the executive resigns or voluntarily leaves, except under the circumstances described below, the Company's obligations under the agreement will terminate, subject to the terms of any applicable RSUs or other equity award agreement; and

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If the executive’s employment is terminated by the Company without cause, the executive voluntarily resigns with good reason following a change in control, or the executive otherwise voluntarily resigns by virtue of a material breach by the Company, then, provided the executive complies with the confidentiality, non-competition and non-solicitation covenants in, and other applicable terms and conditions under, the agreement, (i) the Company will continue to pay the executive’s base salary commencing within 60 days after termination (or beginning six months after termination if certain provisions of Section 409A of the Internal Revenue Code of 1986, as amended, apply) and provide continued coverage under the Company's group health plan for 12 months from the termination date, (ii) the executive will be entitled to a lump sum payment equal to the amount of the executive’s target annual cash incentive bonus, payable within 30 days following the anniversary of the termination date, and (iii) all outstanding granted equity awards held by the executive will become fully vested as of the termination date, with performance equity awards vesting at the target level.

This description of the amended and restated form of executive employment agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated into this Item 5.02 by reference.

Amended and Restated Executive Employment Agreements for Co-Chief Executive Officers
Also on August 15, 2018, the Compensation Committee approved amended and restated employment agreements with Thomas S. Gayner and Richard R. Whitt, III, the Company’s Co-Chief Executive Officers. Each of the agreements has an initial term running through December 31, 2021. In addition to the terms described above, under his respective agreement each Co-Chief Executive Officer will:

•	Receive an annual base salary of $1,000,000, subject to annual review;

•	Be eligible for an annual cash incentive bonus, subject to performance conditions approved by the Compensation Committee, having a target value equal to not less than 150% of base salary; and

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Be eligible for an annual equity incentive award, subject to the approval of the Compensation Committee, having a target grant date value equal to not less than 150% of base salary for the 2018 performance year and not less than 250% for subsequent performance years.

If the Co-Chief Executive Officer’s employment is terminated by the Company without cause, he voluntarily resigns with good reason following a change in control, or he otherwise voluntarily resigns by virtue of a material breach by the Company, then, provided he complies with the confidentiality, non-competition and non-solicitation covenants in, and other applicable terms and conditions under, the agreement, (i) the Company will continue to pay his base salary commencing within 60 days after termination (or beginning six months after termination if certain provisions of Section 409A of the Internal Revenue Code of 1986, as amended, apply) and provide continued coverage under the Company's group health plan for 24 months from the termination date, (ii) he will be entitled to a lump sum payment equal to the amount of his target annual cash incentive bonus, payable within 30 days following the first and second anniversaries of the termination date, and (iii) all outstanding granted equity awards held by him will become fully vested as of the termination date, with performance equity awards vesting at the target level.

This description of the amended and restated executive employment agreements for the Co-Chief Executive Officers does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.2 and 10.3 to this report and are incorporated into this Item 5.02 by reference.

Executive Employment Agreement and Equity Award for Chief Financial Officer

On August 15, 2018, the Compensation Committee also approved an executive employment agreement with Jeremy A. Noble, which will take effect upon Mr. Noble becoming the Company’s Chief Financial Officer effective September 5, 2018. The agreement follows the amended and restated form of executive employment agreement described above and will have an initial term running through December 31, 2021. Under the agreement, Mr. Noble will:

•	Receive an annual base salary of $425,000, subject to annual review;

•	Be eligible for an annual cash incentive bonus, subject to performance conditions approved by the Compensation Committee, having a target value equal to not less than 100% of base salary; and

•	Be eligible for an annual equity incentive award, subject to the approval of the Compensation Committee, having a target grant date value equal to not less than 50% of base salary.

In addition, on September 5, 2018, Mr. Noble will receive a grant of Company restricted stock units (RSUs) having a grant date value equal to $100,000, which will vest on the third anniversary of the grant date, subject to his continued employment through the vesting date.

The description of Mr. Noble’s executive employment agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.4 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Form of Executive Employment Agreement

10.2	Amended and Restated Executive Employment Agreement with Thomas S. Gayner

10.3	Amended and Restated Executive Employment Agreement with Richard R. Whitt, III

10.4	Executive Employment Agreement with Jeremy A. Noble

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

August 20, 2018	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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